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                           EFFECTIVE AUGUST 23RD, 2004                  ---------------------------------
                                                                        OMB APPROVAL
                                  UNITED STATES                         ---------------------------------
                                                                        OMB Number:             3235-0060
                       SECURITIES AND EXCHANGE COMMISSION               Expires:           March 31, 2006
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                             WASHINGTON, D.C. 20549                     hours per response...........28.0
                                                                        ---------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) December 31, 2004
                                                 -----------------

                             Tompkins Trustco, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                       1-12709                 16-1482357
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                          14851
-----------------------------------------                    -------------------
(Address of Principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (607) 273-3210
                                                   --------------


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 8.01  Other Events

           On January 3, 2005, the Company issued a press release announcing that its subsidiary, Tompkins Insurance Agencies, Inc., acquired Banfield & Associates, Inc., a full service insurance agency located in Ithaca, New York, effective December 31, 2004. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release of Tompkins Trustco, Inc. dated
                         January 3, 2005



                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TOMPKINS TRUSTCO, INC.


Date: January 3, 2005                            By: /s/ JAMES J. BYRNES
                                                     ---------------------------
                                                     Name:  James J. Byrnes
                                                     Title: Chairman and CEO


                                       2
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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION                              PAGE
-------                -------------------                              ----

 99.1                  Press Release of Tompkins Trustco, Inc.            4
                       dated January 3, 2005.


                                       3